EXHIBIT 32.2
                                                                    ------------

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Quarterly Report of Semotus Solutions, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-QSB"), I, Charles K. Dargan, II, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:


(1) The Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



DATED: NOVEMBER 10, 2004                /s/ CHARLES K. DARGAN, II
                                        ---------------------------
                                        CHARLES K. DARGAN, II
                                        CHIEF FINANCIAL OFFICER